Exhibit 10.8.2

EXECUTION VERSION

WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 14, 2020, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”), the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders (the “Administrative Agent”).

recitals

WHEREAS, Borrowers, Holdings Companies, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain Events of Default have occurred and are continuing, and the Borrower has requested that the Lenders waive the Events of Default;

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Amendments to Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 4 below, on the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

1.1 Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order:

“CARES Act” means, collectively, Title I of the Coronavirus Aid, Relief and Economic Security Act, as amended (including any successor thereto), any current or future regulations or official interpretations thereof or related thereto and any current and future guidance and rules published by the SBA.

“CARES Act Permitted Purposes” means, with respect to the use of proceeds of any PPP Loans, the purposes set forth in Section 1102 of the CARES Act and otherwise in compliance with all other provisions or requirements of the CARES Act.

“PPP Borrowers” means AgileThought, 4th Source, AN USA and AGS Alpama Global Services USA, LLC.

“PPP Loan Account” is defined in Section 10.14(e).

“PPP Loans” means unsecured “Paycheck Protection Program” loans in an aggregate principal amount of $9,270,009 incurred by the PPP Borrowers and advanced by (i) any Governmental Authority (including the SBA) or any other Person acting as a financial agent of a Governmental Authority or (ii) any other Person to the extent such Debt under this clause (ii) is guaranteed by a Governmental Authority (including the SBA), in each case, pursuant to the CARES Act.

“PPP Unforgiven Loans” means that amount of the PPP Loans that (x) has been determined by the lender of the PPP Loans (or the SBA) to be ineligible for forgiveness pursuant to the provisions of the CARES Act; provided that if such determination has not been made on or before the date that is twelve (12) months after the date of incurrence of the PPP Loans (or such longer period as may be approved in writing by Administrative Agent), the entire outstanding amount of such PPP Loans shall be deemed “PPP Unforgiven Loans” until such time as a final determination is made by the lender of the PPP Loans (and, to the extent required, the SBA) or (y) is not included in any application for such forgiveness submitted in accordance with the CARES Act within the time period specified in Section 10.14(b).

“SBA” means the U.S. Small Business Administration.

1.2 The defined term “Cash Formula Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such defined term:

For the avoidance of doubt, the Cash Formula Amount shall not include all or any portion of the proceeds of the PPP Loans.

1.3 The last sentence of the first paragraph of the defined term “EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

minus, to the extent included in determining such Consolidated Net Income (but without duplication), (i) all extraordinary or non-recurring non-cash gains or profits thereof during such period (including, without limitation, gains attributable to any cancellation of indebtedness in connection with the forgiveness of any PPP Loans), (ii) all gains relating to currency translation adjustments when converting the results of Foreign Subsidiaries to Dollars for such period, in an aggregate amount in the case of this clause (ii) not to exceed $1,000,000 during such period and (iii) all gains or profits relating to the Hedging Agreements during such period; provided that, if during such period, any Borrower shall have engaged in any Permitted Acquisition, EBITDA of the Consolidated Group for such period shall be calculated on a pro forma basis to give effect to such Permitted Acquisition as if such Permitted Acquisition had occurred on the first day of such period.

1.4 The defined term “Fixed Charges” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such defined term:

Notwithstanding anything to the contrary herein, all cash Interest Expense and scheduled principal payments in respect of any PPP Loans (other than PPP Unforgiven Loans) shall be excluded from the calculation of Fixed Charges and the components thereof.

1.5 The defined term “Total Leverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such defined term:

Notwithstanding anything to the contrary herein, solely for the purposes of determining compliance with Section 11.12.2, “Total Debt” shall not include any amount of the PPP Loans other than PPP Unforgiven Loans.

1.6 Section 9 of the Credit Agreement is hereby amended by adding a new Section 9.38 at the end thereof as follows:

9.38 PPP Loans. Each PPP Borrower is eligible under the CARES Act to incur the applicable PPP Loans. All applications, documents and other information submitted to any Governmental Authority with respect to the PPP Loans shall be true and correct in all respects. None of Administrative Agent, any Lender or any of their respective Affiliates is deemed an “affiliate” of any Loan Party or any of its Subsidiaries for any purpose related to the PPP Loans, including the eligibility criteria with respect thereto. Each Loan Party acknowledges and agrees that (a) it has consulted its own legal and financial advisors with respect to all matters related to the PPP Loans (including eligibility criteria) and the CARES Act, (b) it is responsible for making its own independent judgment with respect to the PPP Loans and the process leading thereto, and (c) it has not relied on Administrative Agent, any Lender or any of their respective Affiliates with respect to any of such matters.

1.7 Section 10 of the Credit Agreement is hereby amended by adding a new Section 10.14 at the end thereof as follows:

10.14 PPP Loans.

(a) (i) maintain all records required to be submitted in connection with the forgiveness of any PPP Loans and (ii) timely (and, in any event, not later than thirty (30) days (or such longer period as may be agreed by Administrative Agent) after the seven-week anniversary of the initial incurrence thereof) submit all applications and required documentation necessary or desirable for the lender of the PPP Loans and/or the SBA to make a determination regarding the amount of the PPP Loans that is eligible to be forgiven; provided that, notwithstanding any term in any Loan Document to the contrary, no such submission for forgiveness of the PPP Loans shall be required if the Borrowers reasonably determine that such submission would not be in the best interest of the Loan Parties.

(b) provide to Administrative Agent copies of any amendments, modifications, waivers, supplements or consents executed and delivered with respect to the PPP Loans promptly (and in any event within three (3) Business Days) upon execution and delivery thereof, and copies of any notices of default received by any Loan Party with respect to the PPP Loans.

(c) to the extent not included in the foregoing clauses (a) and (b), promptly (and in any event within three (3) Business Days) upon receipt or filing thereof, as applicable, provide to Administrative Agent copies of all material documents, applications and correspondence with the applicable lender or any Governmental Authority relating to the PPP Loans, including with respect to loan forgiveness.

(d) (i) apply the proceeds of the PPP Loans to CARES Act Permitted Purposes prior to using any other cash on hand to pay such costs and expenses; (ii) use commercially reasonable efforts to conduct their business in a manner that will maximize the amount of PPP Loans forgiven; (iii) deposit all proceeds from the PPP Loans into a Deposit Account (the “PPP Loan Account”) that is either a segregated payroll account or otherwise specially and exclusively used to hold proceeds of the PPP Loans and that is not subject to the cash dominion of Administrative Agent or any other secured party, (iv) not commingle their funds that are not proceeds of the PPP Loans with the proceeds of PPP Loans (other than with respect to any funds held in segregated payroll accounts which constitute Excluded Deposit Accounts) and (v) ensure that the proceeds of the PPP Loans are not used to repay other Debt.

(e) On or prior to the date that is five (5) Business Days after the date that the Loan Parties obtain a final determination by the lender of the PPP Loans (and, to the extent required, the SBA) (or such longer period as may be approved in writing by Administrative Agent) regarding the amount of PPP Loans, if any, that will be forgiven pursuant to the provisions of the CARES Act, deliver to Administrative Agent a certificate of a Senior Officer of the Borrower Representative certifying as to the amount of the PPP Loans that will be forgiven pursuant to the provisions of the CARES Act, together with reasonably detailed description thereof, all in form satisfactory to Administrative Agent.

(f) not make any claim that Administrative Agent, any Lender or any of their respective Affiliates have rendered advisory services of any nature or respect in connection with any PPP Loan, the CARES Act or the process leading thereto.

1.8 Section 11.1 of the Credit Agreement is hereby amended by (a) deleting the reference to “and” at the end of clause (n) thereof; (b) changing the current clause (p) to (q) and (c) inserting the following new clause (p) immediately prior to the new clause (q):

(p) Debt consisting of the PPP Loans; and

1.9 Section 11.3 of the Credit Agreement is hereby amended by (a) changing the current clause (e) to (f); and (b) inserting the following new clause (e) immediately prior to the new clause (f):

(e) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of the PPP Loans, in each case, other than (x) regularly scheduled payments of principal and interest following the deferral period provided in the CARES Act, and (y) any other payment to the extent funded solely with proceeds from the PPP Loans in the PPP Loan Account (or such other funds approved in writing by Administrative Agent);

1.10 Section 11.5 of the Credit Agreement is hereby amended and restated as follows:

11.5 Modification of Organizational Documents and PPP Loans. Not, and not permit any Loan Party or Subsidiary thereof, to allow the charter, by-laws or other organizational documents of any Loan Party or Subsidiary thereof to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of the Lenders (it being understood that any amendment, modification, or waiver increasing or expanding the payment obligations of any Loan Party will be deemed to be materially adverse to the interests of Lenders). Not change, or allow any Loan Party or Subsidiary thereof to change, its state of formation or its organizational form. Not agree to, and not permit any Loan Party or Subsidiary thereof to agree to, any amendment, restatement, supplement, waiver or other modification of the PPP Loans if the effect of such amendment, restatement, supplement, waiver or other modification would be materially adverse to the Loan Parties or the Lenders.

1.11 Section 11.12 of the Credit Agreement is hereby amended (a) by replacing the second reference to “11.12.1” with “11.12.2” and (b) replacing the reference to “11.12.2” with “11.12.3.” For the avoidance of doubt, this Section 1.12 is intended to correct the numbering of the Total Leverage Ratio and Capital Expenditure covenants in Section 11.12 of the Credit Agreement.

1.12 Section 11 of the Credit Agreement is hereby amended by adding the following new Section 11.16 to the end thereof:

11.16 Claims Related to PPP Loans. Not, and not permit any Subsidiary to assert any demands, actions, causes of action, suits, controversies, claims, counterclaims, or defenses whatsoever (including, without limitation, that the Administrative Agent or any Lender provided advisory services with respect thereto) against the Administrative Agent or any Lender in connection with any PPP Loan, the CARES Act, or any process related thereto.

1.13 Section 13.1 of the Credit Agreement is hereby amended by adding the following new subsection 13.1.15 to the end thereof:

13.1.15.  Non-Compliance with PPP Loan Terms; CARES Act. (a) The occurrence of any event of default under the terms of any PPP Loan, (b) any failure by any Loan Party or any Subsidiary to comply with or to perform any covenants set forth in Section 10.14 or (c) any failure by any Loan Party or any Subsidiary to comply in all material respects with the applicable provisions of the CARES Act.

1.14 Schedule 9.22 of the Credit Agreement is hereby amended to add the following new Material Contracts therein:

Note dated as of April 30, 2020 issued by AgileThought to Bank of America, NA in the principal amount of $7,590,117

Note dated as of April 30, 2020 issued by 4th Source to Bank of America, NA in the principal amount of $1,242,600

Note dated as of May 1, 2020 issued by AN USA to Bank of America, NA in the principal amount of $256,785

Note dated as of May 1, 2020 issued by AGS Alpama Global Services USA, LLC to Bank of America, NA in the principal amount of $180,507

Section 2. Waiver. On or around May 5, 2020, the PPP Borrowers incurred the PPP Loans in breach of Section 11.1 of the Credit Agreement and in breach of a substantially similar covenant set forth in certain Second Lien Loan Documents and, as a result, Events of Default have occurred and are continuing under Sections 13.1.3 and 13.1.5 of the Credit Agreement (collectively, the “Specified Defaults”). Each Loan Party agrees and confirms that the Specified Defaults are the only Events of Default outstanding as of the date hereof. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Lenders and the Administrative Agent hereby waive such Specified Defaults under the Credit Agreement; provided, however, that such waiver shall only apply to the Specified Defaults, and any other Events of Default, whether now existing or hereafter occurring, shall not be subject to or receive the benefit of such waiver. The Lenders and the Administrative Agent waive any requirement that default interest be paid in respect of the Specified Defaults waived hereunder. The parties hereto agree that the foregoing does not establish a custom or course of dealing among the Administrative Agent, the Lenders, the Loan Parties or any other Person. For the avoidance of doubt, if this Amendment does not become effective pursuant to Section 4 hereof and/or this Amendment otherwise terminates prior to its effectiveness, nothing herein shall serve as a waiver by the Lenders of any Event of Default, and the Lenders reserve all rights and remedies with respect to any Event of Default.

Section 3. Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Amendment No. 2 Effective Date”):

4.1 Administrative Agent shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders;

4.2 Administrative Agent shall have received a fully executed copy of the [Waiver and First Amendment to First Amended and Restated Credit Agreement], dated as of the date of this Amendment, amending the Second Lien Loan Agreement and allowing the incurrence of the PPP Loans thereunder;

4.3 Administrative Agent shall have received copies of the applications for the PPP Loans submitted by the PPP Borrowers and the definitive loan documentation for the PPP Loans;

4.4 Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment No. 2 Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Amendment No. 2 Effective Date; and

4.5 all representations and warranties set forth in Section 5 hereof are true and correct.

Section 5. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

5.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

5.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

5.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

5.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 6. Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 6. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 7. Miscellaneous.

7.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

7.2 Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

7.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

7.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

7.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

7.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWERS:	IT GLOBAL HOLDING LLC,
a Delaware limited liability company

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: President

4TH SOURCE, LLC
a Delaware limited liability company

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: President

AGILETHOUGHT, LLC
a Florida limited liability company

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: Global Chief Executive Officer

AN EVOLUTION, S. DE R.L. DE C.V.
a sociedad de responsabilidad limitada de
capital variable incorporated under the laws of Mexico

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name: Mauricio Garduño González Elizondo
Title: Attorney-in-Fact

Signature page to Second Amendment

AN EXTEND, S.A. DE C.V.
a sociedad anonima de capital variable
incorporated under the laws of Mexico

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name: Mauricio Garduño González Elizondo
Title: Attorney-in-Fact

HOLDINGS COMPANIES:	AN GLOBAL LLC,
a Delaware limited liability company

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: President

AGILETHOUGHT, LLC (f/k/a AN GLOBAL INC.),
a Delaware corporation

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: President

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT
ADVISORS, LLC, as Administrative Agent

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Second Amendment

LENDERS:	MC FINANCING SPV I, LLC

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL CORPORATION

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL FUND SV S.A.R.L., acting in
respect of its Fund III (Unleveraged) Compartment

By: Monroe Capital Management Advisors LLC, as
Investment Manager

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL MML CLO 2017-1, LTD.,

By: Monroe Capital Management LLC, as
Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Cupples
Name: Jeffrey Williams
Title: Managing Director

Signature page to Second Amendment

MONROE CAPITAL MML CLO VI, LTD.

By:	Monroe Capital Asset Management LLC, as
Asset Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

MONROE CAPITAL MML CLO VII, LTD.

By:	Monroe Capital Asset Management LLC, as
Asset Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

MONROE CAPITAL MML CLO VIII, LTD.

By:	Monroe Capital Asset Management LLC, as
Asset Manager and Attorney-in-fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP

By:	Monroe Capital Private Credit Fund I LLC, its general
partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Second Amendment

MONROE CAPITAL PRIVATE CREDIT FUND II
(UNLEVERAGED OFFSHORE) LP

By:	Monroe Capital Private Credit Fund II LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II
(UNLEVERAGED) LP

By:	Monroe Capital Private Credit Fund II LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II
FINANCING SPV LLC

By:	Monroe Capital Private Credit Fund II LP, as Designated Manager

By:	Monroe Capital Private Credit Fund II LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II LP

By:	Monroe Capital Private Credit Fund II LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Second Amendment

MONROE CAPITAL PRIVATE CREDIT FUND III
(LUX) FINANCING HOLDCO LP

By:	Monroe Capital Private Credit Fund III (Lux) Financing Holdco GP LLC, its general partner

By:	Monroe Capital Management Advisors LLC, as manager

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP

By:	Monroe Capital Private Credit Fund III (Lux) Financing SPV GP LLC, its general partner

By:	Monroe Capital Management Advisors LLC, as manager

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III
(UNLEVERAGED) LP

By:	Monroe Capital Private Credit Fund III LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Second Amendment

MONROE CAPITAL PRIVATE CREDIT FUND III
FINANCING SPV LLC

By:	Monroe Capital Private Credit Fund III LP, as Designated Manager

By:	Monroe Capital Private Credit Fund III LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III LP

By:	Monroe Capital Private Credit Fund III LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II-O (UNLEVERAGED OFFSHORE) LP

By:	Monroe Capital Private Credit Fund II LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC

By:	Monroe Private Credit Fund A LP, as its designated manager

By:	Monroe Private Credit Fund A LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

MONROE PRIVATE CREDIT FUND A LP

By:	Monroe Private Credit Fund A LLC, its general partner

By:	/s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Second Amendment